SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 20, 2003
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

            DELAWARE                                     04-3483032
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)




                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

John Hancock Financial Services, Inc. ("JHFS") is furnishing herewith two forms of Certifications, signed by David F. D'Alessandro, Chairman and Chief Executive Officer of JHFS, and Thomas E. Moloney, Senior Executive Vice President and Chief Financial Officer of JHFS, as required by Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350 et seq.) as Exhibits 99.1 and
99.2. .

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1 Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002.

Exhibit 99.2 Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:  March 20, 2003                   By:  /s/ Thomas E. Moloney
                                             ---------------------
                                             Thomas E. Moloney
                                             Senior Executive Vice President and
                                             Chief Financial Officer

                                                                    Exhibit 99.1
                                                                    ------------



                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Financial Services, Inc. (the "Company"), hereby certifies, to his knowledge, that:

         (1) the Company's annual report on Form 10-K for the year ended December 31, 2002, (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


Dated:   March 20, 2003                         /s/ David F. D'Alessandro
                                                -------------------------
                                                Name:  David F. D'Alessandro
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer





The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                    Exhibit 99.2
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Financial Services, Inc. (the "Company"), hereby certifies, to his knowledge, that:

         (1) the Company's annual report on Form 10-K for the year ended December 31, 2002, (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


Dated:   March 20, 2003               /s/ Thomas E. Moloney
                                      ---------------------
                                      Name:  Thomas E. Moloney
                                      Title: Senior Executive Vice President and
                                             Chief Financial Officer






The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.